UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ____________________________________________

FORM 8-K

____________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2014

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Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-27248	95-3133814
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1831 Michael Faraday Drive
Reston, Virginia 20190
(Address of principal executive offices)

(703) 709-9119
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2014, Learning Tree International, Inc. (the “Company”) issued a press release setting forth its results of operations for its second quarter of fiscal year 2014, which ended March 28, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01 Other Events.

(d) Exhibits.

Exhibit 99.1     Press release dated May 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2014	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ Max Shevitz
Max Shevitz
President